UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2015

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AJ Greentech Holdings Ltd.

(Exact name of Company as specified in its charter)

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Nevada	000-53737	47-2148252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-20 38th Ave. Unit 3G, Flushing, NY 11354

(Address of principal executive offices) (Zip Code)

718-395-8706

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 FINANCIAL STATEMENT RESTATEMENT

On February 9, 2015, The Company has restated its financial statements from amounts previously reported for the year ended December 31, 2013.

The Company has determined that the results of operations of the acquired entity included in the income statement of the Company should be the period from the acquired date November 30, 2013 to the year-end, rather than the total year of 2013. Therefore, we made some adjustments in the consolidated Statements of Operations and Comprehensive Income and Cash Flows accordingly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2015

AJ GREENTECH HOLDINGS LTD.

By:	/s/ Chu Li An
Chu Li An
Chief Executive Officer